Summary Prospectus Supplement dated June 25, 2019

This supplement supersedes and replaces the Summary Prospectus supplement dated June 21, 2019.

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, Y and R6 shares of the Fund listed below:

Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michael L. Camarella	Portfolio Manager (lead)	2019 (predecessor fund 2008)
Scott S. Cottier	Portfolio Manager	2019
Mark Paris	Portfolio Manager	2019”

O-ROAFNYM-SUMPRO SUP 062519